QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 13.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION
PURSUANT T`O 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Mats Blom, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          (1)   The Annual Report on Form 20-F of the Company for the period ended December 31, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2019

/S/ Mats Blom

QuickLinks

  EXHIBIT 13.2
PRINCIPAL FINANCIAL OFFICER CERTIFICATION PURSUANT T`O 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002